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                      SUPPLEMENT TO THE PROSPECTUSES OF

TCW/DW BALANCED FUND Dated November 29, 1996
TCW/DW CORE EQUITY TRUST Dated June 26, 1997
TCW/DW GLOBAL TELECOM TRUST Dated December 23, 1996
TCW/DW INCOME AND GROWTH FUND Dated April 2, 1997
TCW/DW LATIN AMERICAN GROWTH FUND Dated March 31, 1997
TCW/DW MID-CAP EQUITY TRUST Dated January 24, 1997
TCW/DW SMALL CAP GROWTH FUND Dated April 30, 1997
TCW/DW STRATEGIC INCOME TRUST Dated March 31, 1997
TCW/DW TOTAL RETURN TRUST Dated September 26, 1996

   The Board of Trustees of each Fund listed above (the "Multi-Class Funds"), has approved the adoption of a multi-class structure. This means that commencing July 28, 1997, each Multi-Class Fund will offer four classes of shares (each, a "Class"), each with a different combination of sales charges, ongoing fees and other features. The different distribution arrangements permit an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. Implementation of the multi-class structure will not result in an increase in total fund operating expenses for existing shares. Each Multi-Class Fund will offer the following four Classes of shares:

   Class A Shares -- Class A shares will be subject to a declining front-end sales charge ("FSC") under most circumstances and an annual fee ("12b-1 fee") of up to 0.25% of the average daily net assets of the Class pursuant to a plan of distribution adopted under Rule 12b-1 under the Investment Company Act of 1940 ("12b-1 Plan"). The maximum FSC will be 5.25% for the equity Multi-Class Funds and 4.25% for the fixed-income Multi-Class Funds for purchases up to $25,000 and will decline to zero for purchases of $1 million or more. In addition, Class A shares will be offered without a sales charge at the time of purchase to certain limited categories of purchasers (as specified in the Fund's then current prospectus) without regard to the $1 million investment requirement. Class A shares purchased without a sales charge may be subject to a contingent deferred sales charge ("CDSC") of 1.0% on redemptions made within one year of purchase.

   Class B Shares -- Class B shares will be offered without a FSC, but will under most circumstances be subject to a declining CDSC on shares redeemed within six years after purchase. The maximum CDSC will be 5.0% and will decline to zero in the seventh year. Class B shares purchased by certain qualified employer-sponsored benefit plans (as specified in the Fund's then current prospectus) will be subject to a reduced CDSC schedule. Class B shares of a Fund are also subject to a 12b-1 fee assessed at the annual rate of up to 1.0% of the average daily net assets of Class B.

   Class B shares also have a conversion feature pursuant to which shares of Funds presently sold with a CDSC held before May 1, 1997 will convert to Class A shares in May, 2007, except that shares of those Funds which are purchased before July 28, 1997 by trusts for which Dean Witter Trust Company ("DWTC") or Dean Witter Trust FSB ("DWTFSB") provides discretionary trustee services will convert to Class A shares on or about August 29, 1997. No CDSC will be applicable to such shares upon the conversion. In all other instances, Class B shares of each Multi-Class Fund will automatically convert to Class A shares, approximately ten (10) years after the date of the original purchase. The manner in which the ten-year period will be calculated will be fully set forth in the Fund's then current prospectus. In the case of Class B shares held by a 401(k) plan or other employer-sponsored plan qualified under Section 401(a) of the Internal Revenue Code and for which DWTC or DWTFSB serves as Trustee or the 401(k) Support Services Group of Dean Witter Reynolds Inc. ("DWR") serves as recordkeeper, all Class B shares of all Multi-Class Funds held by the plan will convert to Class A shares in the month following the ten year anniversary of the first purchase of shares of any Multi-Class Fund held by the plan.
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   Class C Shares -- Class C shares will be offered without imposition of a
FSC, but will under most circumstances be subject to a CDSC of up to 1.0% on redemptions made within one year of purchase. Class C shares also will be subject to a 12b-1 fee assessed at the annual rate of up to 1.0% of the average daily net assets of the Class. The specific rate will be specified in the respective prospectus of each Fund.

   Class D Shares -- Class D shares will be offered without any sales charge on purchase or redemption and without any 12b-1 fee. Class D shares are offered only to (i) investors meeting an initial minimum investment requirement of $5 million and (ii) certain other limited categories of investors as specified in the Fund's then current prospectus.

   Calculation of CDSC -- Any applicable CDSC is calculated based upon the lesser of net asset value of the shares at the time of purchase or at the time of redemption. The CDSC does not apply to amounts representing an increase in share value due to capital appreciation and shares acquired through the reinvestment of dividends or capital gains distributions. The CDSC may be waived as to certain limited categories of investors described in each Fund's then current Prospectus, including certain 401(k) plans and other employer-sponsored plans qualified under Section 401(a) of the Internal Revenue Code for which DWTC or DWTFSB serves as trustee or the 401(k) Support Services Group of DWR serves as recordkeeper.

   Designation of Class -- Except for TCW/DW Balanced Fund and TCW/DW Income and Growth Fund, all shares of the Multi-Class Funds held prior to July 28, 1997 will be designated Class B shares. Shares of TCW/DW Balanced Fund and TCW/DW Income and Growth Fund held prior to July 28, 1997 will be designated Class C shares, except that if such funds' shares were acquired in exchange for shares of a fund offered with a CDSC such shares will be designated Class B shares.

   Exchanges -- Shares of each Class may be exchanged for shares of the same Class of another Multi-Class Fund and for shares of certain other funds without the imposition of an exchange fee as described in each then current prospectus. The exchange privilege may be terminated or revised at any time by any of the Multi-Class Funds.

June 30, 1997













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